SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  February 3, 1997

Exact name of Registrant
 as specified in its charter:  Entree Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  0-16226

I.R.S. Employer Identification Number:  39-1566009

Address of Principal Executive Office:  26025 Mureau Road
                                        Calabasas, CA 91302

Registrant's Telephone Number, Including Area Code:  (818) 878-7711

ITEM 5.  OTHER EVENTS

     On February 4, 1997, the Company announced that it has completed the sale of the assets of Atlanta Provision Company, Inc. to Colorado Boxed Beef Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1  Press release dated February 4, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENTREE CORPORATION
                                      (Registrant)


Date:  February 5, 1997          /s/ R. Scott Miswald
                                     Secretary and Treasurer